UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2008
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2008, Starbucks Corporation (“Starbucks” or the “Company”) announced that Martin Coles will no longer hold the position of chief operating officer. Effective immediately, Mr. Coles will reassume his prior role with Starbucks as president, Starbucks Coffee International, replacing James C. Alling who has left the Company. The Company has eliminated the chief operating officer position.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 29, 2008	STARBUCKS CORPORATION
	By:	/s/ Peter J. Bocian
Peter J. Bocian
executive vice president, chief financial officer and chief administrative officer